UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):April 17, 2009
First Franklin Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-16362	31-1221029

(State or other jurisdiction	(Commission	(IRS Employer Identification No.)
of incorporation)	File Number)
4750 Ashwood Drive, Cincinnati, Ohio 45241
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (513) 469-5352
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition.
     On April 17, 2009, First Franklin Corporation issued a press release regarding its earnings for the quarter ended March 31, 2009. The press release is attached as Exhibit 99 hereto and is incorporated herein by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
     (a) — (c).      Not applicable.
     (d).                Exhibits.

Exhibit No.	Description

99	Press Release of First Franklin Corporation dated April 17, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FRANKLIN CORPORATION
By:	/s/ Daniel T. Voelpel
Daniel T. Voelpel
Vice President and Chief Financial Officer

Date: April 22, 2009